UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 20, 2007

TARGET CREDIT CARD MASTER TRUST

(Issuing Entity for the Certificates)

TARGET RECEIVABLES CORPORATION

(Depositor into the Issuing Entity for the Certificates)

Minnesota

(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation

1000 Nicollet Mall

31st Floor, Suite 3136

Minneapolis, Minnesota 55403

(612) 696-3102

(Address, including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On June 20, 2007, the Series 2005-1 Monthly Collateral Certificateholder’s Statement for the Monthly Period ended June 2, 2007 (the “Statement”) was filed as Exhibit 20.4 to a Current Report on Form 8-K.  The Statement incorrectly reported the amount of “Excess Finance Charge Collections” as $14,008,090.61 instead of the actual amount of $12,320,939.30.  The Statement, as corrected, is attached hereto as Exhibit 20.4.

Item 9.01:  Financial Statements and Exhibits

(c)	Exhibits

	20.4	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended June 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 21, 2007

TARGET RECEIVABLES CORPORATION

By:	/s/ Sara Ross

Name:	Sara Ross
Title:	Vice President and Assistant Treasurer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

20.4	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended June 2, 2007.	Filed Electronically